CERTIFICATE OF EXECUTIVE OFFICER
                  OF NAMI RESOURCES COMPANY, LLC


     I, the undersigned, the Sole Member and Manager of Nami Resources Company, LLC ("Nami"), a Kentucky Limited Liability Company, pursuant to the Purchase and Sale Agreement, dated the 31st day of August, 2000 (the "Agreement"), by and among Nami and Miller Petroleum, Inc.
     DO HEREBY CERTIFY:
     (A) That Nami has performed and complied in all material respects with all covenants, agreements and conditions required by the Agreement to be performed or complied with by Nami prior to the closing date.
     (B) The representations and warranties of Nami contained in the Purchase Agreement, are true, correct and complete in all material respects on and as of the closing date and that no default by Nami exists under the agreement.
Dated as of the 6th day of September, 2000.

                                   NAMI RESOURCES COMPANY, LLC
                                   BY: /s/Mike Nami
                                   ITS: Managing Member